Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
Second Lien Loans Only

Selection Criteria: Second Lien Loans Only
Table of Contents

  Description of the Mortgage Pool
  Credit Score Range
  Original Mortgage Loan Balance ($)
  Net Mortgage Rates (%)
  Mortgage Rates (%)
  Original Loan-to-Value Ratio (%) (1)
  State
  Loan Purpose
  Occupancy
  Property Type
  Documentation
  Prepayment Penalty Term
  Category
  IO Term

1. Description of the Mortgage Pool

Aggregate Principal Balance: 15,551,660.16
Minimum Balance: 14,216.71
Maximum Balance: 159,714.51
Number of Loans: 373
Average Principal Balance: 41,693.46
Weighted Average Original Loan-to-Value: 99.30
Minimum Loan-to-Value: 78.00
Maximum Loan-to-Value: 100.00
Weighted Average Mortgage Rate: 9.870
Minimum Mortgage Rate: 7.600
Maximum Mortgage Rate: 11.850
Weighted Average Net Mortgage Rate: 9.320
Minimum Net Mortgage Rate: 7.050
Maximum Net Mortgage Rate: 11.300
Weighted Average Remaining Term to Maturity: 335
Minimum Remaining Term: 178
Maximum Remaining Term: 359
Weighted Average Credit Score: 648
Minimum Available Credit Score: 535
Maximum Credit Score: 806
Percent ARM: 0.00
Percent Fixed: 100.00
First Lien: 0.00
Loans with Prepayment Penalty: 61.90
Percent HomeCommings: 100.00
Percent Fremont: 0.00

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2. Credit Score Range

Credit Score Range	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average LTV
520 - 539	1	$25,170	0.16%	$25,170	100.00%
560 - 579	1	40,968	0.26	40,968	100.00
580 - 599	56	1,842,883	11.85	32,909	99.08
600 - 619	69	2,443,939	15.71	35,419	99.36
620 - 639	64	2,772,040	17.82	43,313	99.11
640 - 659	69	3,098,159	19.92	44,901	99.16
660 - 679	42	1,967,284	12.65	46,840	99.43
680 - 699	35	1,677,770	10.79	47,936	99.53
700 - 719	18	849,795	5.46	47,211	99.82
720 - 739	5	249,620	1.61	49,924	99.20
740 - 759	8	383,637	2.47	47,955	99.94
760 =	5	200,395	1.29	40,079	99.01
Total:373	$15,551,660	100.00%	$41,693	99.30%

Weighted Average of Non Zero Credit Score: 648
Credit Score not available (number of Loans): 0
Credit Score not available (balance): $0.00

Credit Score range 0 - 0 represents loans for which Credit Score is not available.

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3. Original Mortgage Loan Balance ($)

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
1 - 100,000	364	$14,462,112	92.99%	$39,731	648	99.31%
100,001 - 200,000	9	1,089,548	7.01	121,061	654	99.23
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

Average Unpaid Principal Balance: 41,693

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4. Net Mortgage Rates (%)

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
7.000 - 7.499	2	$70,380	0.45%	$35,190	738	93.69%
7.500 - 7.999	16	529,839	3.41	33,115	695	99.15
8.000 - 8.499	34	1,608,809	10.34	47,318	685	99.62
8.500 - 8.999	66	3,161,929	20.33	47,908	663	99.34
9.000 - 9.499	86	3,685,356	23.70	42,853	663	99.13
9.500 - 9.999	56	2,345,352	15.08	41,881	638	99.80
10.000 - 10.499	91	3,395,308	21.83	37,311	609	99.26
10.500 - 10.999	21	715,098	4.60	34,052	605	98.50
11.000 - 11.499	1	39,588	0.25	39,588	641	100.00
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

Weighted Average Net Mortgage Rate: 9.320

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5. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
7.500 - 7.999	2	$70,380	0.45%	$35,190	738	93.69%
8.000 - 8.499	14	463,524	2.98	33,109	695	99.03
8.500 - 8.999	34	1,587,633	10.21	46,695	684	99.61
9.000 - 9.499	52	2,429,972	15.63	46,730	663	99.24
9.500 - 9.999	102	4,504,805	28.97	44,165	664	99.24
10.000 - 10.499	51	2,007,415	12.91	39,361	637	99.78
10.500 - 10.999	93	3,613,103	23.23	38,851	612	99.30
11.000 - 11.499	23	816,281	5.25	35,490	603	98.73
11.500 - 11.999	2	58,548	0.38	29,274	623	99.35
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

Weighted Average Mortgage Rate: 9.870

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6. Original Loan-to-Value Ratio (%) (1)

Original Loan-to-Value Ratio (%) (1)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO
75.01 - 80.00	2	$51,152	0.33%	$25,576	600
85.01 - 90.00	6	163,339	1.05	27,223	638
90.01 - 95.00	22	925,901	5.95	42,086	652
95.01 - 100.00	343	14,411,268	92.67	42,015	648
Total:373	$15,551,660	100.00%	$41,693	648

Weighted Average Loan-to-Value: 99.30

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7. State

State	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alabama	5	$164,386	1.06%	$32,877	599	99.89%
Arizona	19	772,507	4.97	40,658	647	99.64
California	48	3,421,624	22.00	71,284	666	98.90
Colorado	18	753,260	4.84	41,848	635	99.71
Florida	21	765,280	4.92	36,442	647	99.42
Georgia	20	767,687	4.94	38,384	639	98.87
Idaho	2	49,138	0.32	24,569	583	100.00
Illinois	16	613,066	3.94	38,317	645	99.51
Indiana	8	224,777	1.45	28,097	637	98.40
Iowa	3	61,133	0.39	20,378	619	99.38
Kansas	6	195,473	1.26	32,579	662	99.31
Kentucky	7	182,135	1.17	26,019	649	100.00
Louisiana	8	177,165	1.14	22,146	622	99.82
Maine	2	56,141	0.36	28,071	632	100.00
Maryland	9	602,399	3.87	66,933	672	99.94
Massachusetts	7	384,176	2.47	54,882	674	100.00
Michigan	16	631,364	4.06	39,460	634	99.86
Minnesota	4	137,244	0.88	34,311	623	99.53
Mississippi	2	46,050	0.30	23,025	654	100.00
Missouri	6	188,548	1.21	31,425	619	97.53
Nebraska	2	47,635	0.31	23,818	663	100.00
Nevada	12	726,497	4.67	60,541	660	98.96
New Jersey	1	56,964	0.37	56,964	780	100.00
New Mexico	2	42,547	0.27	21,273	605	98.99
New York	3	168,287	1.08	56,096	628	100.00
North Carolina	21	804,953	5.18	38,331	613	99.96
Ohio	8	188,639	1.21	23,580	621	99.91
Oklahoma	7	170,467	1.10	24,352	616	98.42
Oregon	8	297,518	1.91	37,190	640	98.68
Pennsylvania	9	290,320	1.87	32,258	651	99.81
Rhode Island	3	142,881	0.92	47,627	671	100.00
South Carolina	5	167,393	1.08	33,479	609	99.35
Texas	16	411,604	2.65	25,725	657	99.13
Utah	12	435,588	2.80	36,299	648	98.56
Virginia	17	702,309	4.52	41,312	656	99.77
Washington	13	502,456	3.23	38,650	648	98.42
Wisconsin	7	202,051	1.30	28,864	638	99.53
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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8. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
EQUITY REFINANCE	23	$1,196,511	7.69%	$52,022	660	99.49%
PURCHASE	260	10,780,022	69.32	41,462	652	99.13
RATE/TERM REFINANCE	90	3,575,127	22.99	39,724	632	99.76
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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9. Occupancy

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Owner Occupied	373	$15,551,660	100.00%	$41,693	648	99.30%
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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10. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Attached PUD	2	$116,739	0.75%	$58,370	652	98.30%
Condo over 8 stories	1	48,155	0.31	48,155	706	100.00
Condo under 5 stories	27	1,208,561	7.77	44,762	664	99.58
Detached PUD	3	127,299	0.82	42,433	635	99.54
Single Family (detached)	321	13,311,280	85.59	41,468	646	99.28
Townhouse/rowhouse	16	594,672	3.82	37,167	653	99.76
Two-to-four family units	3	144,955	0.93	48,318	674	97.31
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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11. Documentation

Documentation	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Full Documentation	274	$11,007,788	70.78%	$40,174	637	99.17%
Reduced Documentation	99	4,543,872	29.22	45,898	676	99.63
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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12. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
12 Months	9	$539,341	3.47%	$59,927	655	99.55%
24 Months	91	4,600,395	29.58	50,554	652	99.08
36 Months	116	4,487,376	28.85	38,684	646	99.43
None	157	5,924,548	38.10	37,736	646	99.35
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

Other represents not 0,12,24,36 or 60 months and not more than 60 months.

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13. Category

Category	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alternet Exceptions (non-IO)	373	$15,551,660	100.00%	$41,693	648	99.30%
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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14. IO Term

IO Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
0	373	$15,551,660	100.00%	$41,693	648	99.30%
Total:373	$15,551,660	100.00%	$41,693	648	99.30%

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Jun 20, 2005 10:05

11 Madison Avenue - Fifth floor
NY, NY 10010

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